SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

BIO-ONE CORPORATION

(Name of Registrant as specified in its charter)

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(3)

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BIO-ONE CORPORATION

1630 Winter Springs Boulevard

Winter Springs, Florida 32708

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders of Bio-One Corporation. The special meeting will be held on Thursday, November 18, 2004, at 1:00 p.m., local time, at the Embassy Suites Hotel, 661 N.W. 53rd Street, Boca Raton, Florida 33433.

Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company’s Board of Directors.

We hope to see you at the meeting.

Sincerely,

/s/ ARMAND DAUPLAISE

Armand Dauplaise

President and Chief Executive Officer

September 30, 2004

BIO-ONE CORPORATION

1630 Winter Springs Boulevard

Winter Springs, Florida 32708

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 18, 2004

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the “Special Meeting”) of Bio-One Corporation (the “Company”), will be held on Thursday, November 18, 2004, at 1:00 p.m., local time, at the Embassy Suites Hotel, 661 N.W. 53rd Street, Boca Raton, Florida 33433, for the following purposes, as more fully described in the attached Proxy Statement:

1.

To elect seven directors, each until the next annual meeting of the Company’s shareholders or until their successors are duly elected and qualified;

2.

To approve an amendment to the Company’s Articles of Incorporation to increase the authorized preferred stock of the Company to 50,000,000; and

3.

To consider any other matters that may properly come before the Special Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on September 23, 2004, as the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting or at any adjournment thereof. A complete list of the shareholders entitled to vote at the Special Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Special Meeting at the offices of the Company, located at 1630 Winter Springs Boulevard, Winter Springs, Florida 32708.

IMPORTANT

You are cordially invited to attend the Special Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Special Meeting and vote your shares in person, you may revoke your proxy at that time.

By Order of the Board of Directors,

/s/ ARMAND DAUPLAISE

Armand Dauplaise

President and Chief Executive Officer

September 30, 2004

TABLE OF CONTENTS

Page No.

ABOUT THE MEETING

1

What is the purpose of the special meeting?

1

Who is entitled to vote?

1

Who can attend the special meeting?

1

What constitutes a quorum?

1

How do I vote?

2

What if I do not specify how my shares are to be voted?

2

Can I change my vote after I return my proxy card?

2

What are the Board’s recommendations?

2

What vote is required to approve each item?

2

STOCK OWNERSHIP

3

Beneficial Owners

3

PROPOSAL 1 – ELECTION OF DIRECTORS

4

Directors Standing for Election

4

Recommendation Of The Board Of Directors

4

Directors - Present Term Expires at the Special Meeting

4

Meetings

6

Committees of the Board of Directors.

6

Compensation Of Directors

7

Executive Compensation

7

Stock Option Grants In The Past Fiscal Year

8

Employment Agreements

8

Certain Relationships And Related Transactions

8

PROPOSAL 2 – AMENDMENT TO THE ARTICLES OF INCORPORATION

9

DESCRIPTION OF CAPITAL STOCK

10

Common Stock

10

Preferred Stock

10

Warrants

10

Options

10

Standby Equity Distribution Agreement

10

Convertible Debenture

11

Transfer Agent

11

Disclosure Of SEC Position On Indemnification For Securities Act Liabilities

11

Anti-Takeover Effects Of Provisions Of The Articles Of Incorporation Authorized And Unissued Stock

11

Other Matters

11

Independent Accountants

12

Additional Information

12

BIO-ONE CORPORATION

1630 Winter Springs Boulevard

Winter Springs, Florida 32708

_____________________

PROXY STATEMENT

September 30, 2004

_________________________

This proxy statement contains information related to the special meeting of shareholders of Bio-One Corporation, to be held on Thursday, November 18, 2004, at 1:00 p.m., local time, at the Embassy Suites Hotel, 661 N.W. 53rd Street, Boca Raton, Florida 33433, and any postponements or adjournments thereof. The Company is making this proxy solicitation.

ABOUT THE MEETING

What is the purpose of the special meeting?

At the Company’s special meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and the approval of an amendment to the Company’s Articles of Incorporation to increase the authorized preferred stock of the Company to 50,000,000 shares. In addition, the Company’s management will report on the performance of the Company during fiscal 2003 and respond to questions from shareholders.

Who is entitled to vote?

Only shareholders of record on the close of business on the record date, September 23, 2004, are entitled to receive notice of the special meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of capital stock will be entitled to the number of votes set forth in the following table on each matter to be voted upon at the meeting. The holders of common stock vote together as a single class. See “Description of Securities.”

Description of Capital Stock	Number of Votes	Total Votes

Common Stock	One Vote Per Share	165,003,173

Who can attend the special meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 12:00 p.m., and seating will begin at 12:30 p.m. Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 165,003,173 shares of common stock of the Company were outstanding. As such, holders of at least 82,501,588 shares (i.e., a majority) must be present at the meeting, in person or by proxy, to obtain a quorum.

Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person or vote by ballot at the meeting. “Street name” shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board’s recommendations.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•

For the election of the nominated slate of directors (see page 4);

•

For the approval of an amendment to the Company’s Articles of Incorporation to increase the authorized preferred stock of the Company to 50,000,000 shares. (See page 10).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. This means that the seven nominees will be elected if they receive more affirmative votes than any other person. A properly executed proxy marked “Withheld” with respect to the election of any director will not be voted with respect to such director indicated, although it will be counted for purposes of determining whether there is a quorum.

Increase in Authorized Shares. For the approval of an amendment to the Company’s Articles of Incorporation to increase the authorized preferred stock of the Company to 50,000,000 shares and any other item that properly comes before the meeting, the affirmative vote of the holders of a majority of the outstanding shares, as of the record date, will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum.

STOCK OWNERSHIP

Beneficial Owners

The following table presents certain information regarding the beneficial ownership of all shares of common stock at September 23, 2004 for each executive officer and director of our Company and for each person known to us who owns beneficially more than 5% of the outstanding shares of our common stock. The percentage ownership shown in such table is based upon the 165,003,173 common shares issued and outstanding at September 23, 2004 and ownership by these persons of options or warrants exercisable within 60 days of such date. Unless otherwise indicated, each person has sole voting and investment power over such shares.

Name and Address of Beneficial Owner(1)	Number of Shares Owned		Percent Owned

Armand Dauplaise
1630 Winter Springs Blvd.
Winter Springs, FL 32708	3,630,000	(2)	2.2%

Frank Clark
1630 Winter Springs Blvd.
Winter Springs, FL 32708	504,041		*

Roy Lerman
1630 Winter Springs Blvd.
Winter Springs, FL 32708	410,000		*

Bernard Shinder
1630 Winter Springs Blvd.
Winter Springs, FL 32708	300,000		*

All Directors and Executive Officers as a Group
(four (4) persons)	4,843,041	(2)	2,9%

_______________

*

Represents less than 1%.

(1)

Applicable percentage of ownership is based on 165,003,173 shares of common stock outstanding as of September 23, 2004, together with securities exercisable or convertible into shares of common stock within 60 days of September 23, 2004 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of September 23, 2004 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)

Includes 900,000 shares held by Mr. Dauplaise’s wife and children.

Section 16(a) Beneficial Ownership Reporting Compliance

We are not aware of any instance since January 1, 2003, when an executive officer, director or owner of more than ten percent of the outstanding shares of common stock failed to comply with reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

PROPOSAL 1 – ELECTION OF DIRECTORS

Directors Standing for Election

The Board of Directors of the Company consists of seven seats. Each director holds office until the first special meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified.

The Board of Directors has nominated Frank Clark, Armand Dauplaise, Roy Lerman, David Collins, William Gammon, John Hargiss and Edward Milkie for election as directors. The accompanying proxy will be voted for the election of these nominees, unless authority to vote for one or more nominees is withheld. In the event that any of the nominees is unable or unwilling to serve as a director for any reason (which is not anticipated), the proxy will be voted for the election of any substitute nominee designated by the Board of Directors. Frank Clark, Armand Dauplaise and Roy Lerman have previously served as members of the Board of Directors and have consented to such terms. The other four nominees for directors have consented to serve such term on the Board of Directors.

Recommendation Of The Board Of Directors

The Board of Directors unanimously recommends a vote “FOR” the election of each of the nominees

Directors - Present Term Expires at the Special Meeting

Frank Clark Director Age 72

Frank Clark has served as Chairman on our Board of Directors as Chairman since

2003. From 1992-2004, Mr. Clark has served as an independent consultant. From

2004 to the present, Mr. Clark served on the Board of Directors of Lifeline

Biotechnologies. From 1998 to the present, Mr. Clark has served on the Board of

Directors of 800Healthy.com. From 2002 to the present, Mr. Clark has served as a consultant to C-D Holdings. From 2004 to the present, Mr. Clark has served as an advisor to CIG. From 1986 through 1992, Mr. Clark worked as a consultant for

Right  Management Consultants. Mr. Clark also served as an executive vice president and a director of a Johnson & Johnson subsidiary and as President and director of R.P. Scherer, Inc., a major producer of nutritional supplement soft gelatin capsules worldwide. Mr. Clark established R.P. Scherer’s presence in the Far

East, while enhancing their markets in Europe, North America and South America.

Mr. Clark has extensive experience in the acquisition, development and marketing of products in the health and nutritional supplements industry.

Armand Dauplaise President, Chief Executive Officer and Director Age 65

Armand Dauplaise has served as an officer and director of our Company since 1999.

He has experience in many facets of business, including serving 21 years in senior executive positions for various companies. From 1999-2002, Mr. Dauplaise served as president of Crown Enterprises, Inc., which was merged into Bio-One. From

1998-1999, Mr. Dauplaise served as Chief Operating Officer of Leffler Enterprises,

a multi-property restoration business. Prior to 1998, Mr. Dauplaise served in executive level positions with Restoring Services (1995-1998), Premier Services

(1980-1995), Coffee Butler (1979-1980), National Coffee (1977-1979), Hardees

Restaurants (1975-1977), Burger King Corporation (1972-1975), and Hallmark

Cards (1967-1972). Mr. Dauplaise has experience in management, operations,

marketing, mergers and acquisitions.

Roy Lerman Director Age 65

Roy Lerman has served on our Board of Directors since 2003. Mr. Lerman has 40 years of experience in the brokerage business and has been a member in good standing with The American Stock Exchange for more than 30 years. Since the beginning of 1998, Mr. Lerman has served on the Board of Directors of Pro-Ex, Inc.

Since 2000, Mr. Lerman has served on the Board of Directors of Omega Financial.

Mr. Lerman has represented Southwest Securities as its New York Representative

and Senior Vice President in charge of all floor activities on The American Stock

Exchange. In addition Mr. Lerman has been a Partner in R.I.P. Consultants with offices in New York and Hong Kong. Mr. Lerman is the former Chairman of the

Board for Capital Suisse Securities, an international Brokerage firm.

David Collins Director Nominee Age 63

David Collins has been nominated to serve on our Board of Directors. Mr. Collins has over 20 years experience as a senior financial officer and director of health care businesses. Mr. Collins background as a CFO and his education (CPA and MBA)

qualify him as a “Financial Expert” in accordance with the guidelines established by the

SEC under Sarbanes-Oxley. If elected, Mr. Collins is expected to chair the Bio-One

Audit Committee. Since 1997, Mr. Collins has operated the Collins Consultancy. In

1997 and 1998, he served as a financial consultant/auditor/controller for GES

Exposition Services. In 1999 and 2000 his consulting activities included serving as a

Director and Chief Financial Officer for two medical businesses, Surgical Safety

Products, Inc. and MediWorxx, Inc. Since 2001, Mr. Collins has also been a university professor teaching MBA courses at Rushmore University and the AVT Institute for

Executive Education in Copenhagen Denmark. Prior to 1997, Mr. Collins served as the

Chief Financial Officer of R. P. Scherer, then a publicly owned company whose core business was vitamins and pharmaceuticals. During his eleven years at Scherer, he successfully completed bank loans, stock and bond offerings and over a dozen merger and acquisition transactions. Earlier, he was a financial officer with American Hospital

Supply Corporation (1971-1977) and a senior auditor/consultant with Touche Ross &

Co (1969-1971).

William Gammon Director Nominee Age 79

William Gammon has been nominated to serve on our Board of Directors.  Mr. Gammon is a former Senior Vice President and Director of Ashland, Inc., a Fortune 500 company.

Mr. Gammon has extensive corporate governance and senior management experience. He served as President and CEO of several Ashland subsidiaries including United Carbon

Company, a leading supplier of carbon black and synthetic rubber, and Ashland Synthetic

Fuels which was engaged in the evaluation of processes to produce hydrocarbons from coal and oil shale. Mr. Gammon holds patents in the field of catalytic conversion of aromatic concentrates to basic chemicals such as benzene and naphthalene. In addition to success in general management and in hydrocarbon conversion technology, Mr. Gammon has extensive experience in the field of human resources and organizational planning and development. Mr. Gammon has particular knowledge and expertise in labor relations,

compensation and incentive plans, and employee benefit programs. Mr. Gammon’s career with Ashland, Inc. was from 1955 to 1981. From 1981 to the present he has served as an independent management consultant for W.H. Gammon, Inc.

John Hargiss Diretor Nominee Age 57

John Hargiss has been nominated to serve on our Board of Directors. Mr. Hargiss has extensive experience in all facets of management at the CEO level including; public company, international, turnaround, rapid growth situations, mergers and acquisitions,

financings, reengineering, strategic and marketing planning/implementation, legal,

regulatory, and IP matters. From 1995 to 2002 and from 2003 to the present, Mr.

Hargiss has served with Strategic Resource Consulting as a Principal. From 2002 to

2003 Mr. Hargiss served with CRYO-CELL International, Inc. as President, CEO and

Director. From 1987 to 1995 Mr. Hargiss served with Biodynamics International, Inc.,

as President, CEO and Director. From 1985 to 1987 Mr. Hargiss served with Intex

Medical Technologies as President and General Manager. From 1981 to 1985 Mr.

Hargiss served with The BOC Group as Vice President, Marketing and Sales. From

1969 to 1981 Mr. Hargiss served with Becton-Dickinson as Director of Sales. Mr.

Hargiss demonstrable skill-sets are analytical and organizational abilities, interpersonal communications, motivational leadership, and hands-on problem solving. He also has vertical market expertise in biomedical, biologics, medical devices and health care services.

Edward Milkie Director Nominee Age 53

Edward Milkie has been nominated to serve on our Board of Directors. Mr. Milkie has

25 years of experience in the brokerage business. He founded Milkie/Ferguson

Investments, Inc. in 1986 and has built it into a 50 employee based NASD Broker

Dealer with 38 licensed brokers. Mr. Milkie has developed his business on a debt free foundation by exercising his business operations skills. From 1979 to 1986 Mr. Milkie served as a stockbroker with E. F. Hutton. Mr. Milkie has served a three year term as a member of the business conduct committee for the NASD, which covers all of Texas.

Mr. Milkie has also served for over 10 years on various financial committees for several non profit organizations.

Meetings

During the Company’s current fiscal year 2004, the Board of Directors met on 4 occasions. Each director attended 100% of the total number of meetings of the Board and Committees on which he served.

Committees of the Board of Directors.

The Board of Directors has set up three committees as part of the compliance with new reporting regulations that were enacted under the Oxley-Sarbanes Act. The following is a list of committees that are presently active and staffed by independent directors of the Company.

	Chairperson	Members

Finance and Audit Committee	Bernard Shinder(1)	Frank Clark, Roy Lerman and Bernard Shinder
Human Resources and Compensation Committee	Frank Clark	Bernard Shinder, Roy Lerman and Frank Clark
Corporate Governance and Compliance Committee	Armand Dauplaise	Roy Lerman and Armand Dauplaise

———————

(1)

Effective November 18, 2004, Mr. Shinder will no longer serve as a Director since he serves as the Chief Financial Officer under an independent consulting agreement.

Compensation Of Directors

Cash Compensation. Our Bylaws provide that, by resolution of the Board of Directors, each director may be reimbursed his expenses of attendance at meetings of the Board of Directors; likewise, each director may be paid a fixed sum or receive a stated salary as a director. As of the date of this prospectus, no director receives any salary or other form of cash compensation for such service. No director is precluded from serving our Company in any other capacity and receiving compensation from us in connection therewith.

Share-based Compensation. Effective November 18, 2004, each director, with the exception of Mr. Dauplaise, is entitled to receive 100,000 restricted shares of our common stock as compensation for their services as members of our Board of Directors.

Executive Compensation

The following table sets forth compensation for the fiscal year ended December 31, 2003 for our executive officers:

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
					Awards		Payouts
Name and		Salary	Bonus	Other Annual Compensation	Restricted Stock Award(s)	Options/ SAR’s	LTIP Payouts	All Other Compensation
Principal Position	Year	($)	($)	($)	(#)	(#)	($)	($)

Armand Dauplaise	2003	$120,000	$ --	$4,200	--	--	$ --	$ --
President, Chief	2002	$120,000	$ --	$4,200(1)	--	--	$ --	$ --
Executive Officer	2001	$120,000	$ --	$4,200(1)	--	--	$ --	$ --

Kevin Lockhart	2002	$ --	$ --	$ --	--	--	$ --	$ --
Former Secretary and	2001	$120,000	$ --	$ --	--	--	$ --	$ --
Vice-Chairman (2)	2000	$120,000	$ --	$ --	--	--	$ --	$ --

———————

(1)

Represents Mr. Dauplaise’s monthly car allowance of $350.

(2)

Mr. Lockhart resigned as Secretary and Vice-President effective June 30, 2002.

(3)

Mr. Dauplaise current salary is $240,000 annualized as set by the Board of Directors during 2004.

The following table contains information regarding options granted during the year ended December 31, 2003 to Bio-One’s named executive officer.

OPTION/SAR GRANTS TABLE

Name	No. of Securities Underlying Options/SAR’s Granted (#)	% Total Options/SAR’s Granted to Employees in year ended December 31 2003 (%)	Exercise or Base Price ($ per Share)	Expiration Date

Armand Dauplaise	None	N/A	N/A	N/A
President, Chief Executive Officer
and Chairman of the Board

The following table contains information regarding options exercised in the year ended December 31, 2003, and the number of shares of common stock underlying options held as of December 31, 2003, by Bio-One’s named executive officer.

AGGREGATED OPTIONS/SAR EXERCISES

IN LAST FISCAL YEAR AND

FISCAL YEAR END OPTIONS/SAR VALUES

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options/SAR’s at FY-End		Value of Unexercised In-the-Money Options/SAR’s at FY-End
	Exercise	Realized	(#)		($)
Name	(#)	($)	Exercisable	Unexcersiable	Exercisable	Unexercsiable

Armand Dauplaise	--	--	--	--	--	--
President,
Chief Executive Officer and
Chairman of the Board

Stock Option Grants In The Past Fiscal Year

We have not issued any grants of stock options in the past fiscal year to any officer or director.

Employment Agreements

In May 2000, we entered into an Employment Agreement with our President and Chief Executive Officer, Mr. Armand Dauplaise, which provides in part for Mr. Dauplaise to receive an annual compensation of $120,000 per year plus a car allowance of $350 per month. The agreement is renewable annually and has been renewed on an annual basis by the Company. Mr. Dauplaise current salary is $240,000 annualized, as set by the Board of Directors during 2004.

Certain Relationships And Related Transactions

We believe that all prior related party transactions have been entered into upon terms no less favorable to us than those that could be obtained from unaffiliated third parties. Our reasonable belief of fair value is based upon proximate similar transactions with third parties or attempts to obtain the consideration from third parties. All ongoing and future transactions with such persons, including any loans or compensation to such persons, will be approved by a majority of disinterested members of the Board of Directors.

In May 2000, we entered into an employment agreement with our president and chief executive officer, Armand Dauplaise which calls for payment to him of $120,000 per year and an auto allowance of $350 per month. The term was for one year and we have renewed the agreement on each anniversary date. Mr. Dauplaise’s current salary is $240,000 annualized as set by the Board of Directors during 2004.

In June 2002, we borrowed $15,000 from Armand Dauplaise. This obligation was repayable on demand and provided for interest on the outstanding principal balance at the rate of 5% per annum. Later that year Mr. Dauplaise advanced an additional $55,000 which was repayable with interest at the rate of 5% per annum. All sums advanced by Mr. Dauplaise have been repaid from monies received under the equity credit line.

On June 30, 2002 we entered into an agreement with Kevin Lockhart, a former officer and director, which provided in part for us to transfer certain assets and intangible property then owned by us or Crown Enterprises, our wholly owned subsidiary, to Mr. Lockhart in exchange for the forgiveness of accrued salaries and the redemption of 1,750,000 shares of our common stock owned by Mr. Lockhart.

For the year ended 2003, we paid consulting fees to Messrs. Clark, Shinder and Lerman of $49,500, $55,000 and $10,500, respectively.

During the year 2004, we paid consulting fees to Messrs. Clark, Shinder and Lerman of $42,000, $102,500 and $43,500 respectively.

PROPOSAL 2 – AMENDMENT TO THE ARTICLES OF INCORPORATION

Our Company’s Board of Directors proposes an amendment to our Company’s Articles of Incorporation to increase the number of authorized shares of preferred stock, par value $0.001 per share, from 10,000,000 to 50,000,000 shares. Our Company desires to increase its authorized preferred stock because (i) management believes that the Company will need significant authorized preferred stock available for issuance and (ii) it desires to raise capital by issuing shares of preferred stock. The amendment to our Company’s Articles of Incorporation shall provide for the authorization of 50,000,000 shares of our Company’s preferred stock. As of September 23, 2004, 2,090,000 shares of the Company’s preferred stock were issued and outstanding.

There are certain advantages and disadvantages of voting for an increase in the Company’s authorized preferred stock. The advantages include:

•

The ability to raise capital by issuing capital stock.

•

Increase flexibility.

The disadvantages include:

•

The existence of authorized but unissued and unreserved shares of preferred stock may enable our Board of Directors to issue shares to persons friendly to current management which would render more difficult or discourage an attempt to obtain control of our Company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of our Company’s management.

•

Issuance of the preferred stock could result, however, in a series of securities outstanding that will have certain preferences with respect to dividends and liquidation over the common stock which would result in dilution of the income per share and net book value of common stock.

•

Issuance of additional common stock pursuant to any conversion right which may be attached to the terms of any series of preferred stock may also result in dilution of the net income per share and the net book value of the common stock.

•

The specific terms of any series of preferred stock will depend primarily on market conditions, terms of a proposed acquisition or financing, and other factors existing at the time of issuance. Therefore, it is not possible at this time to determine in what respect a particular series of preferred stock will be superior to our common stock or any other series of preferred stock which we may issue.

If the amendment to our Company’s Articles of Incorporation is adopted, an amendment to the Articles of Incorporation of Bio-One Corporation shall be filed with the Nevada Secretary of State so that Article III shall be as follows:

“The maximum number of shares of stock that this corporation is authorized to have outstanding at any one time is 550,000,000 shares. Of such shares, 500,000,000 is common stock having par value $0.001 per share. The remaining shares shall be 50,000,000 shares of Preferred Stock, par value $0.001 per share. The Preferred Stock may be issued from time to time by authorization of the Board of Directors of this Corporation with such rights, designations, preferences and other terms as the Board of Directors shall determine from time to time.”

In additional to the reasons specified above, the Company’s Board of Directors believes that it is desirable to have additional authorized shares of preferred stock available for possible future financings, possible future acquisition transactions and other general corporate purposes. Having such additional authorized shares of preferred stock available for issuance in the future would give our Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders’ meeting. Management believes that such transactions would increase the value of our Company to our shareholders.

Recommendation Of The Board Of Directors

Our Board of Directors unanimously recommends a vote “FOR” the approval of an amendment to our Company’s Articles of Incorporation to increase the number of authorized shares of preferred stock, par value $0.001 per share, from 10,000,000 to 50,000,000 shares.

DESCRIPTION OF CAPITAL STOCK

Common Stock

Our Articles of Incorporation authorize the issuance of 500,000,000 shares of common stock, $0.001 par value per share. As of September 23, 2004, 165,003,173 shares of common stock were issued and outstanding. The following description is a summary of the capital stock of Bio-One and contains the material terms of the capital stock. Additional information can be found in Bio-One’s Articles of Incorporation and Bylaws.

Preferred Stock

Our Articles of Incorporation authorize the issuance of 10,000,000 shares of preferred stock, $0.001 par value per share, the designation and rights of which are to be determined by our Board of Directors. As of September 23, 2004, 2,090,000 shares of preferred stock are issued and outstanding.

Our Board of Directors has authority, without action by the shareholders, to issue all or any portion of the authorized preferred stock in one or more series and to determine the voting rights, preferences as to dividends and liquidation, conversion rights, and other rights of such series. We consider it desirable to have preferred stock available to provide increased flexibility in structuring possible future acquisitions and financing and in meeting corporate needs which may arise. If opportunities arise that would make desirable the issuance of preferred stock through either public offerings or private placements, the provisions for preferred stock in our Articles of Incorporation would avoid the possible delay and expense of a shareholder’s meeting, except as may be required by law or regulatory authorities. Issuance of the preferred stock could result, however, in a series of securities outstanding that will have certain preferences with respect to dividends and liquidation over the common stock which would result in dilution of the income per share and net book value of the common stock. Issuance of additional common stock pursuant to any conversion right which may be attached to the terms of any series of preferred stock may also result in dilution of the net income per share and the net book value of the common stock. The specific terms of any series of preferred stock will depend primarily on market conditions, terms of a proposed acquisition or financing, and other factors existing at the time of issuance. Therefore, it is not possible at this time to determine in what respect a particular series of preferred stock will be superior to our common stock or any other series of preferred stock which we may issue. We have entered into four (4) non-binding letters of intent with terms that include the issuance of shares of our preferred stock. The first letter of intent is with a potential investor in our Company and the remaining letters of intent are in connection with the potential acquisitions of interests in Chinese companies.

The issuance of preferred stock could have the effect of making it more difficult for a third party to acquire a majority of our outstanding voting stock. We intend to furnish holders of our common stock annual reports containing audited financial statements and to make public quarterly reports containing unaudited financial information.

Warrants

As of September 23, 2004, we had outstanding warrants to acquire 20,000,000 shares of common stock of the Company at $0.75 per share and 500,000 shares of common stock at $0.001 per share.

Options

As of September 23, 2004, we do not have any options outstanding.

Standby Equity Distribution Agreement

On March 26, 2004, our Company entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, L.P. Pursuant to the Standby Equity Distribution Agreement, our Company may, at its discretion, periodically sell to Cornell Capital Partners shares of common stock for a total purchase price of up to $50 million. For each share of common stock purchased under the Standby Equity Distribution Agreement, Cornell Capital Partners will pay 100% of the lowest closing bid price of the common stock on the Over-the-Counter Bulletin Board or other principal market on which the common stock is traded for the 5 days immediately following the notice date. Cornell Capital Partners is a private limited partnership whose business operations are conducted through its general partner, Yorkville Advisors, LLC. Further, Cornell Capital Partners will be paid a fee of 5% of each advance under the Standby Equity Distribution Agreement. In addition, we engaged Newbridge Securities Corporation, a registered broker-dealer, to advise our Company in connection with the Standby Equity Distribution Agreement. For its services, Newbridge Securities Corporation received 42,553 shares of our common stock.

Convertible Debenture

As of March 31, 2004, the Company issued a Secured Convertible Debenture in the principal amount of $15 million. The convertible debenture is convertible into shares of the Company’s common stock as a price per share that is equal to the lesser of (i) an amount equal to $0.75 or (ii) an amount equal to 80% of the average of the lowest daily volume weighted average price of our common stock for the five trading days immediately preceding the conversion date. The convertible debenture accrues interest at a rate of 5% per year and is convertible at the holder’s option. The convertible debenture has a term of 7 months and is secured by all of the Company’s assets. At the Company’s option, the convertible debenture may be paid in cash or converted into shares of our common stock unless converted earlier by the holder. The payment terms are $1,000,000 per week for five weeks commencing after May 1, 2004, resuming after July 1, 2004 and after September 1, 2004. Except after an event of default, as set forth in the Secured Convertible Debenture be entitled to convert such debenture for a number of shares of common stock in excess of that number of shares which, upon giving effect to such conversion, would cause the aggregate number of shares of common stock beneficially held by such holder and its affiliated to exceed 4.99% of the outstanding shares of common stock of the Company. As of September 23, 2004 $4.2 million had been repaid through proceeds under the Standby Equity Distribution Agreement.

Transfer Agent

The transfer agent for the common stock is Continental Stock Transfer and Trust Company of New York, NY and its telephone number is 212-509-4000.

Disclosure Of SEC Position On Indemnification For Securities Act Liabilities

Our Articles of Incorporation, as well as our By-Laws provide for the indemnification of directors, officers, employees and agents of the corporation to the fullest extent provided by the Corporate Law of the State of Nevada, as well as is described in the Articles of Incorporation and the By-Laws. These sections generally provide that the Company may indemnify any person who was or is a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative except for an action by or in right of the corporation by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation. Generally, no indemnification may be made where the person has been determined to be negligent or guilty of misconduct in the performance of his or her duties to the Company.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or controlling persons of Bio-One, pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable.

Anti-Takeover Effects Of Provisions Of The Articles Of Incorporation Authorized And Unissued Stock

The authorized but unissued shares of our common and preferred stock are available for future issuance without our shareholders’ approval. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans.

Other Matters

As of the date of this proxy statement, our Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Independent Accountants

The firm of Tschopp, Whitcomb & Orr, P.A. served as our Company’s independent accountants for Fiscal 2003. A representative of the firm will be available to respond to questions at the Special Meeting of the Shareholders. This representative will have an opportunity to make a statement if he desires to do so. The Company has selected Grant Thornton International as its independent accountants for Fiscal 2004.

Audit Fees. The aggregate fees billed for professional services rendered was $27,200 for the audit of the Company’s annual financial statements for the year ended December 31, 2003 and the reviews of the financial statements included in the Company’s Forms 10-QSB for that fiscal year.

Financial Information Systems Design and Implementation Fees. None of the professional services described in Paragraphs (c)(4)(ii) of Rule 2-01 of Regulation S-X were rendered by the principal accountant for the year ended December 31, 2003.

All Other Fees. Other than the services described above under the captions “Audit Fees” and “Financial Information Systems Design and Implementation Fees,” the aggregate fees billed for services rendered by the principal accountant was $0 for the year ended December 31, 2003.

Additional Information

Proxy Solicitation Costs. Our Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by our Company. Officers and regular employees of our Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Our Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

Incorporation by Reference. Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company’s Annual Report, which is being delivered to the shareholders with this proxy statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive proxy statement will include a manually signed copy of the accountant’s report.

By Order of the Board of Directors

/s/ ARMAND DAUPLAISE
Armand Dauplaise
President and
Chief Executive Officer

Winter Springs, Florida
September 30, 2004

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